                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 2, 1998



                            MELLON BANK CORPORATION
              (Exact name of registrant as specified in charter)



        Pennsylvania                   1-7410                    25-1233834
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation              File Number)             Identification No.)




                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code - (412) 234-5000

ITEM 5. OTHER EVENTS

By press release dated February 2, 1998, Mellon Bank Corporation
("Corporation") announced that it has completed its previously announced acquisition of United Bancshares, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number       Description

99.1 Mellon Bank Corporation Press Release, dated February 2, 1998 announcing the matter referenced in Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MELLON BANK CORPORATION

Date: February 4, 1998                 By: /s/ Steven G. Elliott
                                          --------------------------------------
                                          Steven G. Elliott
                                          Vice Chairman, Chief Financial
                                          Officer & Treasurer

                                 EXHIBIT INDEX

Number     Description                              Method of Filing
------     -----------                              ----------------

99.1       Press Release dated February 2, 1998     Filed herewith